Exhibit 10.25

COIL TUBING TECHNOLOGY, INC.

Stock Option Agreement

Date: August 28, 2012

To Whom It May Concern:

COIL TUBING TECHNOLOGY, INC. (the “Company”), for value received, hereby agrees to issue common stock purchase options entitling Jerry Swinford (“Holder” or the “Option Holder”) to purchase an aggregate of 401,667 shares of the Company’s common stock (“Common Stock”).  Such option is evidenced by option certificates in the form attached hereto as Schedule 1a, Schedule 1b, Schedule 1c, Schedule 1d and Schedule 1e (such instrument being hereinafter referred to as an “Option,” and such Option and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the “Option”). The Option is issued in consideration for services rendered and to be rendered to the Company as the Company’s Executive Vice President and evidences the grant of the Option to the Holder by the Board of Directors of the Company in connection with the Company's entry into an Executive Employment Agreement with the Holder on or around November 30, 2010, pursuant to and in connection with the Company’s 2010 Stock Incentive Plan (the “Grant Date”) and as amended, revised and modified by the First Amendment to the Executive Employment Agreement, approved by the Board of Directors of the Company and entered into between the parties on or around December 21, 2011 and the Second Amendment to the Executive Employment Agreement, entered into between the parties on August 28, 2012, which modified and amended grants were separate from the Company's 2010 Stock Incentive Plan, except for the 100,000 options which vest on December 31, 2012, 100,000 of the options which vest on December 31, 2013, and 100,000 of the options which vest on December 31, 2014, which were granted pursuant to the Company’s 2012 Stock Incentive Plan.  The number of shares of Common Stock purchasable upon exercise of the Option is subject to adjustment as provided in Section 5 below.  The Option will be exercisable by the Option Holder (as defined below) as to all or any lesser number of shares of Common Stock covered thereby at an exercise price as provided in Section 3(c) below, subject to adjustment as provided in Section 5 below, which shall vest to the Holder as provided in Section 3(a) below, for the exercise period defined in Section 3(b) below.

1.	Representations and Warranties.

The Company represents and warrants to the Option Holder as follows:

(a)
Corporate and Other Action.  The Company has all requisite power and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Stock Option Agreement (the “Option Agreement”), to execute, issue, sell and deliver the Option and a certificate or certificates evidencing the Option, to authorize and reserve for issue and, upon payment from time to time of the Purchase Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Option (“Shares”), and to perform all of its obligations under this Option Agreement and the Option.  The Shares, when issued in accordance with this Option Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Option Agreement and, when issued, each Option issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.  No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

(b)
No Violation.  The execution and delivery of this Option Agreement, the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Option Agreement and of the Option will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

2.	Transfer.

(a)	Transferability of Option. The Option Holder agrees that this Option is not transferable by Holder.

(b)
Registration of Shares.  The Option Holder agrees not to make any sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Securities Act of 1933, as amended (the “Act”), setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless the Option Holder has provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required.  Certificates representing the Shares, which are not registered as provided in this Section 2, shall bear an appropriate legend and be subject to a “stop-transfer” order.

3.	Vesting of Option, Exercise of Option, Exercise Price, Partial Exercise, Notice.

(a)	Vesting Period.

(i)            Options to purchase 1,667 shares of the Company's Common Stock vested to Holder on November 30, 2011 (the "Initial Option")(which Initial Option is subject to and was granted pursuant to the Company's 2010 Stock Incentive Plan);

(ii)            Options to purchase 100,000 shares of the Company's Common Stock vested to Holder on December 14, 2011 (the "2011 Option");

(iii)           Options to purchase 100,000 shares of the Company's Common Stock shall vest to Holder on December 31, 2012 (the "2012 Option");

(iv)           Options to purchase 100,000 shares of the Company's Common Stock shall vest to Holder on December 31, 2013 (the "2013 Option"); and

(v)           Options to purchase 100,000 shares of the Company’s Common Stock shall vest to Holder on December 31, 2014 (the “2014 Option”, and together with the Initial Option, the 2011 Option, the 2012 Option and the 2013 Option, the "Vested Portions" and each a "Vested Portion");

provided that the entire Option shall vest to Holder immediately upon the occurrence of a "Change in Control" as defined under the Company’s 2010 Stock Incentive Plan and the 2012 Stock Incentive Plan (the “Plan”), which includes:

(1)
the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(2)	the approval by the Board of Directors of the Company of an agreement providing for the sale or transfer of substantially all the assets of the Company; or

(3)
in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

Provided that Holder shall cease to continue vesting the Option as provided above, upon the later of (a) the termination of Holder’s employment with the Company, or (b) in the case the Holder is a Director of the Company on the Grant Date, the date such Director ceases to serve as a Director of the Company (each a “Termination Date”), as determined by the Board of Directors of the Company in its sole discretion.

(a)	Exercise Period. This Option shall expire and all rights hereunder shall be extinguished upon the earlier of:
(ii)	Ten (10) years from the Grant Date; or

(iii)	Three (3) Months from the Termination Date, unless such termination of employment or service to the Board shall have terminated:

(1)
as a result of the Disability of Holder, as defined in the Plan, in which event such exercise period shall expire on the date twelve (12) months following such termination of service by the Company, not to exceed the time period specified in Section 3(b)(i) above; or

(2)
as a result of the death of Holder (other than as a result of disability), in which event such exercise period shall expire on the date twelve (12) months after the date of Holder’s death, not to exceed the time period specified in Section 3(b)(i) above.

(b)	Exercise Price. The exercise price of the Option (each a "Purchase Price") shall be as follows:

(i)      The Purchase Price of the Initial Option shall be $7.50 per share;

(ii)      The Purchase Price of the 2011 Option shall be $1.00 per share;

(iii)     The Purchase Price of the 2012 Option, the 2013 Option and the 2014 Option shall be $1.00 per share,

in each case subject to adjustment as provided in Section 5, below.

(c)
Exercise in Full.  Subject to Section 3(a) and 3(b), the Option may be exercised in full by the Option Holder by surrender of the Option, with the Form of Subscription attached hereto as Schedule 2 executed by such Option Holder, to the Company, accompanied by payment as determined by 3(f) below, in the amount obtained by multiplying the number of Shares represented by the respective Option by the applicable Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below).

(d)
Partial Exercise.  Subject to Section 3(a) and 3(b), each Option may be exercised in part by the Option Holder by surrender of the Option, with the Form of Subscription attached hereto as Schedule 2 at the end thereof duly executed by such Option Holder, in the manner and at the place provided in Section 3(d) above, accompanied by payment as determined by 3(f) below, in amount obtained by multiplying the number of Shares designated by the Option Holder in the Form of Subscription attached hereto as Schedule 2 to the Option by the applicable Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below).  Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Option Holder a new Option of like tenor, in the name of the Option Holder, calling in the aggregate for the purchase of the number of Shares equal to the number of such Shares called for on the face of the respective Option (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such Shares designated by the Option Holder in the aforementioned form of subscription.

(e)	Payment of Purchase Price. The Purchase Price may be made by any of the following or a combination thereof, at the election of the Option Holder:

(i) In cash, by wire transfer, by certified or cashier’s check, or by money order; or

(ii)  By delivery to the Company of an exercise notice that requests the Company to issue to the Option Holder the full number of shares as to which the Option is then exercisable, less the number of shares that have an aggregate Fair Market Value, as determined by the Board in its sole discretion at the time of exercise, equal to the aggregate purchase price of the shares to which such exercise relates.  (This method of exercise allows the Option Holder to use a portion of the shares issuable at the time of exercise as payment for the shares to which the Option relates and is often referred to as a "cashless exercise." For example, if the Option Holder elects to exercise 1,000 shares at an exercise price of $0.25 and the current Fair Market Value of the shares on the date of exercise is $1.00, the Option Holder can use 250 of the 1,000 shares at $1.00 per share to pay for the exercise of the entire Option (250 x $1.00 = $250.00) and receive only the remaining 750 shares).

For purposes of this section, "Fair Market Value” shall be defined as the average closing price of the Common Stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the date of exercise of this Option (the “Average Closing Bid Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price on the over-the-counter market or pink sheets; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

4.	Delivery of Stock Certificates on Exercise.

Any exercise of the Option pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Option together with the Form of Subscription and the payment for the aggregate Purchase Price shall have been received by the Company.  At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased.  As soon as practicable after the exercise of any Option in full or in part, and in any event within Ten (10) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Option Holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such Option Holder shall be entitled upon such exercise.  The term “Other Securities” refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the Option Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.  “Business Day” means a day other than (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in the City of Houston, Texas are authorized or required to be closed for business.

5.	Adjustment of Purchase Price and Number of Shares Purchasable.

The Purchase Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

(a)
In case the Company shall at any time after the date of this Option Agreement (i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Purchase Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the holder of any Option exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Option had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)
No adjustment in the Purchase Price shall be required if such adjustment is less than US $0.01; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

(c)
Upon each adjustment of the Purchase Price as a result of the calculations made in subsection (a) of this Section 5, the Option outstanding prior to the making of the adjustment in the Purchase Price shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of the Option immediately prior to adjustment of the number of Shares by the Purchase Price in effect prior to adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

6.	Further Covenants of the Company.

(a)
Avoidance of Performance, Reservation of Shares and Impairments.  The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger or dissolution, avoid or seek to avoid the observance or performance of any of the terms of the Option or of this Option Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Option Holder against dilution or other impairment.  Without limiting the generality of the foregoing, the Company:

(i)
shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Option, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Option and shall take all necessary actions to ensure that the par value per share, if any, of the Common Stock (or Other Securities) is at all times equal to or less than the then effective Purchase Price per share; and

(ii)
will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Other Securities upon the exercise of the Option from time to time outstanding.

(b)
Title to Stock.  All Shares delivered upon the exercise of the Option shall be validly issued, fully paid and nonassessable; each Option Holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

(c)
Replacement of Option.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Option and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Option, the Company, at the expense of the Option Holder, will execute and deliver, in lieu thereof, a new Option of like tenor.

(d)	Fractional Shares. No fractional Shares are to be issued upon the exercise of any Option, but the Company shall round any fraction of a share to the nearest whole Share.

7.	Holders of Shares.

(a)
The Option is issued upon the following terms, to all of which each Option Holder by the taking thereof consents and agrees: any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; each prior taker or owner waives and renounces all of his equities or rights in such Option in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby.

(b)
The Option Holder shall notify the Company if such Option Holder sells or otherwise transfers any shares of Common Stock of the Company acquired upon exercise of the Option within two (2) years of the Grant Date of such Option or within one (1) year of the date such shares were acquired upon exercise of this Option.

8.	Miscellaneous.

All notices, certificates and other communications from or at the request of the Company to any Option Holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Option Holder, or, until an address is so furnished, to the address of the last holder of such Option who has so furnished an address to the Company, except as otherwise provided herein.  This Option Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Option Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas.  The headings in this Option Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.  This Option Agreement, together with the forms of instruments annexed hereto as schedules, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.  For purposes of this Option Agreement, a faxed signature shall constitute an original signature.  A photocopy or faxed copy of this Agreement shall be effective as an original for all purposes.

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed on this 28th day of August 2012, by its proper corporate officers, thereunto duly authorized.

COIL TUBING TECHNOLOGY, INC.

By: /s/ Jason Swinford
Jason Swinford
Chief Executive Officer

HOLDER:

/s/ Jerry Swinford
Jerry Swinford

SCHEDULE 1a

OPTION

THIS OPTION AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER.  THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THIS OPTION MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE OPTION NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THIS OPTION OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

To Purchase 1,667 Shares
of Common Stock
COIL TUBING TECHNOLOGY, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Option, until the expiration date, to purchase the number of shares (the “Shares”) set forth above of the common stock (“Common Stock”), of COIL TUBING TECHNOLOGY, INC. (the “Company”) from the Company at the purchase price per share hereafter set forth below, on delivery of this Option to the Company with the exercise form duly executed and payment of the purchase price (in cash, via certified or bank cashier’s check payable to the order of the Company, or in shares of the Company’s common stock in the event of a cashless exercise) for each Share purchased.  This Option is subject to the terms of the Option Agreement between the parties thereto dated as of August 28, 2012, the terms of which are hereby incorporated herein. Reference is hereby made to such Option Agreement for a further statement of the rights of the holder of this Option.

Purchase Price
Per Share:	US $1.00

Vesting Date:	December 14, 2011, 5:00 p.m. Central Standard Time

Expiration Date:	Subject to Section 3(b) of the Option Agreement, November 30, 2021, 5:00 p.m. Central Standard Time.

WITNESS the signature of the Company’s authorized officer:

COIL TUBING TECHNOLOGY, INC.

By________________________________________
Jason Swinford, Chief Executive Officer

SCHEDULE 1b

OPTION

THIS OPTION AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER.  THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THIS OPTION MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE OPTION NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THIS OPTION OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

To Purchase 100,000 Shares
of Common Stock
COIL TUBING TECHNOLOGY, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Option, until the expiration date, to purchase the number of shares (the “Shares”) set forth above of the common stock (“Common Stock”), of COIL TUBING TECHNOLOGY, INC. (the “Company”) from the Company at the purchase price per share hereafter set forth below, on delivery of this Option to the Company with the exercise form duly executed and payment of the purchase price (in cash, via certified or bank cashier’s check payable to the order of the Company, or in shares of the Company’s common stock in the event of a cashless exercise) for each Share purchased.  This Option is subject to the terms of the Option Agreement between the parties thereto dated as of August 28, 2012, the terms of which are hereby incorporated herein. Reference is hereby made to such Option Agreement for a further statement of the rights of the holder of this Option.

Registered Owner:	Jerry Swinford

Purchase Price
Per Share:	$1.00

Vesting Date:	Subject to Section 3(a) of the Option Agreement, December 31, 2012, 5:00 p.m. Central Standard Time

Expiration Date:	Subject to Section 3(b) of the Option Agreement, November 30, 2021, 5:00 p.m. Central Standard Time.

WITNESS the signature of the Company’s authorized officer:

COIL TUBING TECHNOLOGY, INC.

By________________________________________
Jason Swinford, Chief Executive Officer

SCHEDULE 1c

OPTION

THIS OPTION AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER.  THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THIS OPTION MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE OPTION NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THIS OPTION OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

To Purchase 100,000 Shares
of Common Stock
COIL TUBING TECHNOLOGY, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Option, until the expiration date, to purchase the number of shares (the “Shares”) set forth above of the common stock (“Common Stock”), of COIL TUBING TECHNOLOGY, INC. (the “Company”) from the Company at the purchase price per share hereafter set forth below, on delivery of this Option to the Company with the exercise form duly executed and payment of the purchase price (in cash, via certified or bank cashier’s check payable to the order of the Company, or in shares of the Company’s common stock in the event of a cashless exercise) for each Share purchased.  This Option is subject to the terms of the Option Agreement between the parties thereto dated as of August 28, 2012, the terms of which are hereby incorporated herein. Reference is hereby made to such Option Agreement for a further statement of the rights of the holder of this Option.

Registered Owner:	Jerry Swinford

Purchase Price
Per Share:	$1.00

Vesting Date:	Subject to Section 3(a) of the Option Agreement, December 31, 2013, 5:00 p.m. Central Standard Time

Expiration Date:	Subject to Section 3(b) of the Option Agreement, November 30, 2021, 5:00 p.m. Central Standard Time.

WITNESS the signature of the Company’s authorized officer:

COIL TUBING TECHNOLOGY, INC.

By________________________________________
Jason Swinford, Chief Executive Officer

SCHEDULE 1d

OPTION

THIS OPTION AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER.  THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THIS OPTION MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE OPTION NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THIS OPTION OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

To Purchase 100,000 Shares
of Common Stock
COIL TUBING TECHNOLOGY, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Option, until the expiration date, to purchase the number of shares (the “Shares”) set forth above of the common stock (“Common Stock”), of COIL TUBING TECHNOLOGY, INC. (the “Company”) from the Company at the purchase price per share hereafter set forth below, on delivery of this Option to the Company with the exercise form duly executed and payment of the purchase price (in cash, via certified or bank cashier’s check payable to the order of the Company, or in shares of the Company’s common stock in the event of a cashless exercise)for each Share purchased.  This Option is subject to the terms of the Option Agreement between the parties thereto dated as of August 28, 2012, the terms of which are hereby incorporated herein. Reference is hereby made to such Option Agreement for a further statement of the rights of the holder of this Option.

Registered Owner:	Jerry Swinford

Purchase Price
Per Share:	$1.00

Vesting Date:	Subject to Section 3(a) of the Option Agreement, December 31, 2014, 5:00 p.m. Central Standard Time

Expiration Date:	Subject to Section 3(b) of the Option Agreement, November 30, 2021, 5:00 p.m. Central Standard Time.

WITNESS the signature of the Company’s authorized officer:

COIL TUBING TECHNOLOGY, INC.

By________________________________________
Jason Swinford, Chief Executive Officer

SCHEDULE 1e

OPTION

THIS OPTION AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER.  THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THIS OPTION MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE OPTION NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THIS OPTION OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

To Purchase                      100,000 Shares
of Common Stock
COIL TUBING TECHNOLOGY, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Option, until the expiration date, to purchase the number of shares (the “Shares”) set forth above of the common stock (“Common Stock”), of COIL TUBING TECHNOLOGY, INC. (the “Company”) from the Company at the purchase price per share hereafter set forth below, on delivery of this Option to the Company with the exercise form duly executed and payment of the purchase price (in cash, via certified or bank cashier’s check payable to the order of the Company, or in shares of the Company’s common stock in the event of a cashless exercise)for each Share purchased.  This Option is subject to the terms of the Option Agreement between the parties thereto dated as of August 28, 2012, the terms of which are hereby incorporated herein. Reference is hereby made to such Option Agreement for a further statement of the rights of the holder of this Option.

Registered Owner:	Jerry Swinford

Purchase Price
Per Share:	$1.00

Vesting Date:	Subject to Section 3(a) of the Option Agreement, December 31, 2013, 5:00 p.m. Central Standard Time

Expiration Date:	Subject to Section 3(b) of the Option Agreement, November 30, 2021, 5:00 p.m. Central Standard Time.

WITNESS the signature of the Company’s authorized officer:

COIL TUBING TECHNOLOGY, INC.

By________________________________________
Jason Swinford, Chief Executive Officer

SCHEDULE 2

FORM OF SUBSCRIPTION
(To be signed only upon exercise of Option)

To COIL TUBING TECHNOLOGY, INC.:

The undersigned, the holder of the enclosed Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder,* shares of Common Stock of COIL TUBING TECHNOLOGY, INC. and herewith makes payment of US $_______________(or elects to pay for the exercise in shares of common stock pursuant to Section 3(f)(ii) of the Stock Option Agreement as evidenced by the calculation below by checking this box ☐), and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:______________
____________________________________________
(Signature must conform in all respects to name of holder
 as specified on the face of  the enclosed Option)

____________________________________________
(Printed Name)

____________________________________________
(Address)

(*)           Insert here the number of shares called for on the face of the Option or, in the case of a partial exercise, the portion thereof as to which the Option is being exercised, in either case without making any adjustment for additional Common Stock or any other stock or other securities or property which, pursuant to the adjustment provisions of the Option Agreement pursuant to which the Option was granted, may be delivered upon exercise.

Calculation pursuant to Section 3(f)(ii) of the Stock Option Agreement

________________ = Total Shares Exercised

________________ = Purchase Price (as defined and adjusted in the Stock Option Agreement)

________________ =
Fair Market Value - the average closing price of the Common Stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the date of exercise of this Warrant (the “Average Closing Bid Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price on the over-the-counter market or pink sheets; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

                                                                        Total Shares Exercised x Purchase Price
_____________ =   Shares to be Issued   =     Total Shares Exercised            --------------------------------------------------
           Fair Market Value